EXHIBIT 4.1



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                 DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC,

                         OAKWOOD ACCEPTANCE CORPORATION


                                       AND


                                       [ ]
                                     TRUSTEE



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                 SERIES 19__-__ POOLING AND SERVICING AGREEMENT

                         DATED AS OF ________ ___, 19___


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                 DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC,

                               SENIOR/SUBORDINATED

                   PASS-THROUGH CERTIFICATES, SERIES 19___-___


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         THIS SERIES 19___-___ POOLING AND SERVICING AGREEMENT, dated as of
______________ 1, 19___, is made with respect to the formation of DFCS Trust 19___-___ (the "Trust") among DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, a North Carolina limited liability company (the "Company"), OAKWOOD ACCEPTANCE CORPORATION, a North Carolina corporation ("OAC" and, in its capacity as servicer, the "Servicer"), and [_________________________________], a national banking association, as trustee (the "Trustee"), under this Agreement and the Standard Terms to Pooling and Servicing Agreement, March 1997 Edition (the "Standard Terms"), all the provisions of which are incorporated herein as modified hereby and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Pooling and Servicing Agreement"). Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Standard Terms.


                              PRELIMINARY STATEMENT

         The Company has duly authorized the formation of the Trust to issue a Series of Certificates with an aggregate initial principal amount of $[___________], to be known as the Senior/Subordinated Pass-Through Certificates, Series 19___-___ (the "Certificates"). The Certificates consist of
___ Classes that in the aggregate evidence the entire beneficial ownership interest in the Trust.

         In accordance with Section 10.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust as [two] real estate mortgage investment conduits (each, a "REMIC" and, individually, the "Pooling REMIC" and the "Issuing REMIC") for federal income tax purposes. The Pooling REMIC will consist of the Distribution Account and the Assets listed on the Asset Schedule attached as Schedule I (as defined below) hereto. The Issuing REMIC will consist of the [________] Subaccounts designated as provided herein, the Class [_____] Liquidity Account and the Class [_______] Liquidity Account. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.


                                GRANTING CLAUSES

         To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, all of the sums distributable under the Pooling and Servicing Agreement with respect to the Certificates and the performance of the covenants contained in this Pooling and Servicing Agreement, the Company hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust and as provided in this Pooling and Servicing Agreement, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Company's right, title and interest in and to, and any and all benefits accruing to the Company from, (a) the Contracts listed in
Schedule IA hereto and the Mortgage Loans (together with the Contracts, the "Assets") listed in Schedule IB hereto (Schedule IA and Schedule IB shall be collectively referred to herein as "Schedule I"), together with the related Asset Documents, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing,


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including, without limitation, all rights to receive all principal and interest payments due on the Assets after the Cut-off Date, including such scheduled payments received by the Company or Seller on or prior to the Cut-off Date, and Principal Prepayments, Net Insurance Proceeds, Net Liquidation Proceeds, Repurchase Prices and other unscheduled collections received on the Assets on and after the Cut-off Date; (b) the security interests in the Manufactured Homes, Mortgaged Properties and Real Properties granted by the Obligors pursuant to the related Assets; (c) all funds, other than investment earnings, relating to the Assets on deposit in the Certificate Account or the Distribution Account for the Certificates and all proceeds thereof, whether in the form of cash, instruments, securities or other properties; (d) the Class _________ Liquidity Account, the Class _______ Liquidity Account and all amounts on deposit in each;
(e) any and all rights, privileges and benefits accruing to the Company under the Sales Agreement with respect to the Assets (provided that the Company shall retain its rights to indemnification from the Seller under such Sales Agreement, but also hereby conveys its rights to such indemnification to the Trustee as its assignee), including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such Sales Agreement; and (f) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any Standard Hazard Insurance Policy or FHA Insurance, or any other insurance policy relating to any of the Assets, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables that at any time constitute all or part or are included in the proceeds of any of the foregoing) to make distributions on the Certificates as specified herein (the items referred to in clauses (a) through (f) above shall be collectively referred to herein as the "Trust Estate").

         The Trustee acknowledges the foregoing, accepts the trusts hereunder in accordance with the provisions hereof and the Standard Terms and agrees to perform the duties herein or therein required to the best of its ability to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

SECTION 1. STANDARD TERMS.

         The Company, the Servicer and the Trustee acknowledge that the Standard Terms prescribe certain obligations of the Company, the Servicer and the Trustee with respect to the Certificates. The Company, the Servicer and the Trustee agree to observe and perform such prescribed duties, responsibilities and obligations, and acknowledge that, except to the extent inconsistent with the provisions of this Pooling and Servicing Agreement, the Standard Terms are and shall be a part of this Pooling and Servicing Agreement to the same extent as if set forth herein in full.

SECTION 2DEFINED TERMS.

         With respect to the Certificates and in addition to or in replacement for the definitions set forth in Section 1.01 of the Standard Terms, the following definitions shall be assigned to the defined terms set forth below:



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         "Accrual Date": The Accrual Date (i) with respect to the Class [LIBOR]
Certificates shall be the Closing Date and (ii) with respect to all other Classes of Certificates shall be __________ 1, 19___.

         "Adjusted Certificate Principal Balance": With respect to each Class of Offered Subordinated Certificates on any date of determination, its Certificate Principal Balance immediately following the most recently preceding Distribution Date reduced by all Writedown Amounts allocated to such Class on such Distribution Date.

         "Adjusted Subaccount Principal Balance": With respect to each of the Corresponding Subaccounts relating to the Offered Subordinated Certificates, on any date of determination, its Subaccount Principal Balance immediately following the most recently preceding Distribution Date reduced by all Writedown Amounts allocated to such Subaccount on such Distribution Date.

         "Average Sixty-Day Delinquency Ratio": With respect to any Distribution Date, the arithmetic average of the Sixty-Day Delinquency Ratios for such Distribution Date and the two preceding Distribution Dates. The "Sixty-Day Delinquency Ratio" for a Distribution Date is the percentage derived from the fraction, the numerator of which is the aggregate Scheduled Principal Balance (as of the end of the preceding Prepayment Period) of all Assets (including Assets in respect of which the related Manufactured Home, Real Property or Mortgage Property has been repossessed or foreclosed upon but not yet disposed
of) as to which a Monthly Payment thereon is delinquent 60 days or more as of the end of the related Collection Period, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date.

         "Average Thirty-Day Delinquency Ratio": With respect to any Distribution Date, the arithmetic average of the Thirty-Day Delinquency Ratios for such Distribution Date and the two preceding Distribution Dates. The "Thirty-Day Delinquency Ratio" for a Distribution Date is the percentage derived from the fraction, the numerator of which is the aggregate Scheduled Principal Balance (as of the end of the preceding Prepayment Period) of all Assets (including Assets in respect of which the related Manufactured Home, Real Property or Mortgage Property has been repossessed or foreclosed upon but not yet disposed of) as to which a Monthly Payment thereon is delinquent 30 days or more as of the end of the related Collection Period, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date.

         "Book-Entry Certificates":  The Class A and Class B Certificates.

         "Carryover Interest Amount": With respect to each Class of Certificates, except the Class X Certificates and the Residual Certificates, and each Distribution Date, all amounts that were distributable on such Class as Interest Distribution Amounts on previous Distribution Dates that remain unpaid, together with interest on each overdue Interest Distribution Amount that comprises the Carryover Interest Amount at the Pass-Through Rate in effect for such Class from time to time from the last day of the Interest Accrual Period in which such overdue Interest Distribution Amount accrued through the last day of the related Interest Accrual Period, to the extent not previously distributed. With respect to each Subaccount on each Distribution Date,


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all amounts that were allocable to such Subaccount as Priority Interest Amounts on previous Distribution Dates that remain unpaid, together with interest on each overdue Priority Interest Amount that comprises the Carryover Interest Amount at the applicable Pass-Through Rate in effect for the Corresponding Certificates with respect to such Subaccount from time to time from the last day of the Interest Accrual Period in which such overdue Priority Interest Amount accrued through the last day of the related Interest Accrual Period, to the extent not previously distributed.

         "Carryover Non-Priority Interest Amount": For any Subaccount, on any Distribution Date, all amounts that were distributable on such Subaccount as Non-Priority Interest Amounts on previous Distribution Dates that remain unpaid.

         "Carryover Writedown Interest Amount": With respect to each Distribution Date and each related Class or Subaccount, Writedown Interest Amounts remaining unpaid from previous Distribution Dates.

         "Class A Certificates": The Class A-__ Certificates, Class A-__ Certificates, Class A-__ Certificates, Class A-__ Certificates, Class A-__ Certificates and Class A-__ Certificates.

         "Class A Percentage": With respect to each Distribution Date, generally the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates immediately prior to such Distribution Date; PROVIDED, HOWEVER, that if (z) the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Class B Principal Balance immediately prior to such Distribution Date and the denominator of which is the sum of the Class A Principal Balance and the Class B Principal Balance, each immediately prior to such Distribution Date, is greater than (y) the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Class B Principal Balance immediately prior to such Distribution Date less the Class B-2 Floor Amount for such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date, then the Class A Percentage for such Distribution Date shall equal the lesser of (x) the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Class A Principal Balance immediately prior to such Distribution Date and the denominator of which is the Principal Distribution Amount for such Distribution Date, and (w) 100% less the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Class B Principal Balance immediately prior to such Distribution Date less the Class B-2 Floor Amount for such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date. The "Class A Principal Balance" and "Class B Principal Balance" will be based on the Certificate Principal Balance of the Certificates.

         "Class A-___ Liquidity Account": The fund established pursuant to
Section 6(a) hereof and to be applied specifically to the Class A-___ Certificates. The Class A-___ Liquidity Account shall be deemed to be a "Reserve Fund" as such term is defined in the Standard Terms.


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         "Class A-__ Liquidity Account Draw Amount": On any Distribution Date,
the lesser of (i) the amount on deposit in the Class A-___ Liquidity Account, and (ii) the aggregate amount of any Interest Distribution Amounts, Carryover Interest Amounts, Writedown Amounts and Carryover Writedown Interest Amounts due on the Class A-___ Certificates that are not distributed out of the Available Distribution for such Distribution Date.

         "Class A-___ Liquidity Account Required Amount": On any Distribution Date, three months of interest at the Class A-___ Pass-Through Rate on the Class A-___ Certificate Principal Balance after giving effect to principal distributions on such Distribution Date.

         "Class A Subaccounts": Any or all, as appropriate, of the Class A-___, Class A-___, Class A-___, Class A-___, Class A-___ or Class A-___ Subaccounts.

         "Class B Certificates": The Class B-___ Certificates and Class B-___ Certificates.

         "Class B-__ Liquidity Account": The fund established pursuant to
Section 6(b) hereof and to be applied specifically to the Class B-__ Certificates. The Class B-__ Liquidity Account shall be deemed to be a "Reserve Fund" as such term is defined in the Standard Terms.

         "Class B-__ Liquidity Account Draw Amount": On any Distribution Date, the lesser of (i) the amount on deposit in the Class B-__ Liquidity Account, and
(ii) the aggregate amount of any Interest Distribution Amounts, Carryover Interest Amounts, Writedown Interest Amounts and Carryover Writedown Interest Amounts due on the Class B-__ Certificates that are not distributed out of the Available Distribution for such Distribution Date.

         "Class B-__ Liquidity Account Required Amount": On any Distribution Date, three months of interest at the Class B-__ Pass-Through Rate on the Class B-__ Certificate Principal Balance after giving effect to principal distributions on such Distribution Date.

         "Class B-__ Floor Amount": With respect to any Distribution Date, either (a) 1.50% of the aggregate principal balance of the Assets as of the Cut-off Date, if the Class A-__ Certificate Principal Balance has not been reduced to zero immediately prior to such Distribution Date, and (b) zero, if the Class A-__ Certificate Principal Balance has been reduced to zero immediately prior to such Distribution Date.

         "Class B Cross-over Date": The later to occur of (a) the Distribution Date occurring in _________ 20__ or (b) the first Distribution Date on which the Class B Percentage equals or exceeds 1.75 times the initial Class B Percentage.

         "Class B Percentage": With respect to each Distribution Date, the difference between 100% and the Class A Percentage for such Distribution Date.

         "Class B Principal Distribution Tests": With respect to each Distribution Date: (a) the Average Sixty-Day Delinquency Ratio as of such Distribution Date does not exceed 5%; (b) the Average Thirty-Day Delinquency Ratio as of such Distribution Date does not exceed 7%; (c)


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the Cumulative Realized Losses as of such Distribution Date do not exceed an amount equal to the percentage set forth below of the initial aggregate Certificate Principal Balance of all the Certificates:

                  Distribution Dates                          Percentage

         _________ 20__ through ________ 20__                       7%
         _________ 20__ through ________ 20__                       8%
         _________ 20__ through and after                           9%

; and (d) the Current Realized Loss Ratio as of such Distribution Date does not exceed 2.75%.

         "Class B Subaccounts": Any or all, as appropriate, of the Class B-___ or Class B-___ Subaccounts.

         "Class R Certificates": The Class R Certificates, which comprise both the Pooling REMIC Residual Interest and the Issuing REMIC Residual Interest.

         "Class R-1 Certificates": Following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 10(b) hereof, the Class R-1 Certificates, which will represent the Issuing REMIC Residual Interest.

         "Class R-2 Certificates": Following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 10(b) hereof, the Class R-2 Certificates, which will represent the Pooling REMIC Residual Interest.

         "Class X Carryover Strip Amount": With respect to the Class X Certificates on each Distribution Date, all amounts that were distributable on such Class as Class X Strip Amounts on previous Distribution Dates that remain unpaid.

         "Class X Certificates": The Class X Certificates created pursuant to
Section 3 hereof.

         "Class X Strip Amount": With respect to any Distribution Date, 30 days interest on the aggregate Certificate Principal Balance of the Class A Certificates and the Class B Certificates at a rate equal to the difference, if any, between the Weighted Average Net Asset Rate and the weighted average of the Pass-Through Rates on the Class A Certificates and the Class B Certificates.

         "Closing Date":  _____________ ___, 19___.

         "Corporate Trust Office": The address set forth hereinbelow under "Trustee".



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         "Corresponding Certificates": For any Subaccount, the Class of
Certificates bearing the same letter and numerical designation as that borne by such Subaccount.

         "Corresponding Subaccount" For any Class of Certificates, the Subaccount bearing the same letter and numerical designation as that borne by such Class.

         "Cumulative Realized Losses": With respect to any Distribution Date, the aggregate Realized Losses incurred on the Assets during the period from the Cut-off Date through the end of the related Prepayment Period.

         "Current Realized Loss Ratio": With respect to any Distribution Date, the annualized percentage derived from the fraction, the numerator of which is the sum of the aggregate Realized Losses for the three preceding Prepayment Periods and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balances for such Distribution Date and the preceding two Distribution Dates.

         "Cut-off Date":  _______________ 1, 19___.

         "ERISA Restricted Certificates": The Class A-___, Class B-___, Class B-___, Class X and Class R Certificates.

         "Floating Rate Determination Date": For any Interest Accrual Period for the Class [LIBOR] Certificates, the second London Banking Day prior to the commencement of such Interest Accrual Period.

         "Guarantor":  Oakwood Homes.

         "Institutional Holder": An insurance company whose long-term debt is rated at least A - by a Rating Agency, or an equivalent rating from any other nationally recognized statistical rating organization.

         "Interest Distribution Amount": On each Distribution Date, an amount equal to interest accrued at the applicable Pass-Through Rate for the related Interest Accrual Period on (i) in the case of the Senior Certificates or the Senior Subaccounts, the Certificate Principal Balance of such Class or the Subaccount Principal Balance of such Subaccount, respectively, immediately prior to that Distribution Date and (ii) in the case of the Offered Subordinated Certificates or the Corresponding Subaccounts, on the Adjusted Certificate Principal Balance of such Class or the Subaccount Principal Balance of such Subaccount, respectively, immediately prior to that Distribution Date.

         "Issuing REMIC": The Trust REMIC consisting of the Subaccounts, the Class A-__ Liquidity Account and the Class B-___ Liquidity Account.

         "Issuing REMIC Residual Interest": The residual interest (as defined in Code section 860G(a)(2)) in the Issuing REMIC.


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         "Limited Guarantee": The Limited Guarantee by the Guarantor dated as of
___________ 1, 19___, for the benefit of the Trustee, of Limited Guarantee Payment Amounts.

         "Limited Guarantee Payment Amount": With respect to any Distribution Date, the amount after giving effect to the allocation of the Available Distribution for such date, equal to the amount of shortfalls otherwise distributable on such Distribution Date not in excess of the sum of (a) any unpaid Interest Distribution Amount, Carryover Interest Amount, Writedown Interest Distribution Amount and Carryover Writedown Interest Distribution Amount distributable on such Distribution Date pursuant to clauses (iv) and
(xiii) of Section 5(b) hereof and (b) any unpaid principal amounts payable on such Distribution Date pursuant to clauses (xiv) and (xv) under Section 5(b) hereof.

         "London Banking Day": Any day on which commercial banks and foreign exchange markets settle payments in London and New York City.

         "Non-Priority Interest Amount": For any Subaccount, on any Distribution Date, an amount equal to the positive difference, if any, between (i) the related Interest Distribution Amount for such Subaccount and (ii) the related Priority Interest Amount for such Subaccount.

         "Notional Principal Balance": The Notional Principal Balance of the Class X Certificates on any date shall equal the sum of all of the Subaccount Principal Balances on such date.

         "Oakwood Homes": Oakwood Homes Corporation, a North Carolina corporation.

         "Offered Subordinated Certificates": The Class A-___ and Class B Certificates.

         "Pass-Through Rate": With respect to each Class of Certificates (except the Class X Certificates and the Residual Certificates) on any Distribution Date, the per annum rate for such Class set forth in the table in Section 3 hereof. With respect to any Subaccount on any Distribution Date, the then applicable Weighted Average Net Asset Rate.

         "Pooling REMIC": The Trust REMIC consisting of the Assets and the Distribution Account.

         "Pooling REMIC Residual Interest": The residual interest (as defined in Code section 860G(a)(2)) in the Pooling REMIC.

         "Principal Distribution Shortfall Carryover Amount": With respect to each Distribution Date and each Class of Certificates, an amount equal to all Principal Distribution Amounts distributable on such Class from previous Distribution Dates that have not yet been distributed on such Class of Certificates. With respect to each Distribution Date and each Corresponding Subaccount, an amount equal to all Principal Distribution Amounts distributable on the Corresponding Certificates from previous Distribution Dates that have not yet been distributed on such Corresponding Certificates.



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         "Priority Interest Amount": For any Subaccount, on any Distribution
Date, an amount equal to interest accrued at the applicable Pass-Through Rate for the related Interest Accrual Period on the Corresponding Certificates.

         "Private Certificates": The Class X Certificates and Residual Certificates.

         "Qualified Bidders": Firms and institutions that are engaged in the business of buying and selling manufactured housing paper.

         "Rating Agency": Each of [Rating Agency], [Address], and [Rating Agency], [Address].

         "Regular Certificates": The Class A Certificates, Class B Certificates and Class X Certificates.

         "Residual Certificates": The Class R Certificates or, following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 10(b) hereof, the Class R-1 Certificates and Class R-2 Certificates.

         "Rule 144A Certificates":  The Class X and Residual Certificates.

         "Senior Certificates": The Class A-__, Class A-__, Class A-__, Class A-__ and Class A-__ Certificates.

         "Senior Subaccounts": The Class A-__, Class A-__, Class A-__, Class A-__ and Class A-__ Subaccounts.

         "Servicing Fee Rate":  1.00% per annum.

         "Subaccount": Each of the following eight subaccounts established solely for purposes of the REMIC Provisions by the Trustee, which have the Pass-Through Rates and initial Subaccount Principal Balances set forth below:



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                                                          INITIAL
                         PASS-THROUGH                    SUBACCOUNT
 SUBACCOUNT                  RATE                    PRINCIPAL BALANCE
 ----------                  ----                    -----------------
    A-__                     (1)                             $__________
    A-__                     (1)                             $__________
    A-__                     (1)                             $__________
    A-__                     (1)                             $__________
    A-__                     (1)                             $__________
    A-__                     (1)                             $__________
    B-__                     (1)                             $__________
    B-__                     (1)                              $_________


                  (1) The Pass-Through Rate on each Subaccount for any Distribution Date shall be equal to the Weighted Average Net Asset Rate.


         The final scheduled Distribution Date for each Subaccount is the ____________ 20___ Distribution Date. For purposes of Treasury Regulation ss.1.860G-1(a)(4), the latest possible maturity date for each of the Subaccounts shall be the _________ 20____ Distribution Date.

         "Subaccount Principal Balance": With respect to each Subaccount, on any date of determination, the amount identified as the "Initial Subaccount Principal Balance" of such Subaccount in the definition of "Subaccount" above, minus all amounts allocated to such Subaccount in reduction of its Subaccount Principal Balance pursuant to Sections 5(a) and 7 hereof.

         "Subordinated Certificates": The Class A-___, Class B-___, Class B-___, Class X and Residual Certificates.

         "Trustee": [ ], not in its individual capacity but solely as Trustee under this Pooling and Servicing Agreement, or any successor trustee appointed as herein provided. Notices to the Trustee shall be sent to Corporate Trust Department, [Address], Attn: DFCS Trust 19___-___ (the "Corporate Trust Office"), or its successor in interest.

         "Trust REMIC":  Each of the Pooling REMIC and the Issuing REMIC.

         "Underwriters": ______________________________ (whose address is
_____________________________________), and ____________________ (whose address is ------------------------------------).

         "Weighted Average Net Asset Rate": With respect to any Distribution Date, the weighted average of the Asset Rates applicable to the Monthly Payments that were due during the related Collection Period on Assets that were Outstanding at the beginning of the related Prepayment Period, less the Servicing Fee Rate.



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         "Writedown Amount": With respect to each Distribution Date, the amount, if any, by which (i) the aggregate Certificate Principal Balance of all the Certificates, after all distributions have been made on the Certificates on such Distribution Date pursuant to Section 5(b) hereof, exceeds (ii) the Pool Scheduled Principal Balance of the Assets for the next Distribution Date.

         "Writedown Interest Amount": With respect to each Distribution Date and each Class of Subordinated Certificates, interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on any related Writedown Amount. With respect to each Distribution Date and each Corresponding Subaccount, interest accrued during the related Interest Accrual Period on any related Writedown Amount at the Pass-Through Rate applicable to the Corresponding Certificates.

SECTION 3.        CERTIFICATES.

         The aggregate initial principal amount of Certificates that may be executed and delivered under this Pooling and Servicing Agreement is limited to $___________, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.07 of the Standard Terms. The Certificates shall be issued in ten Classes having the designations, initial Certificate Principal Balances, Pass-Through Rates and Final Scheduled Distribution Dates set forth or described below:

                 INITIAL                                      FINAL
               CERTIFICATE                                 SCHEDULED
                PRINCIPAL          PASS THROUGH                   DISTRIBUTION
DESIGNATION      BALANCE                 RATE                DATE(7)

A-__                $__________            (1)           ________ 15, 20__
A-__                $__________            _____%        ________ 15, 20__
A-__                $__________            _____%        ________ 15, 20__
A-__                $__________            _____%        ________ 15, 20__
A-__                $__________            _____%        ________ 15, 20__
A-__                $__________            (2)           ________ 15, 20__
B-__                $__________            (3)           ________ 15, 20__
B-__                $__________            (4)           ________ 15, 20__
X                    (5)                   (5)           ________ 15, 20__
R                    (6)                   (6)           ________ 15, 20__




                  (1) The Pass-Through Rate on the Class A-__ Certificates for any Distribution Date shall be the per annum rate equal to the lesser of One-Month LIBOR, as determined (except for the initial Distribution
         Date) on the applicable Floating Rate Determination Date, plus ______% or the Weighted Average Net Asset Rate. For the initial Distribution Date, the Pass-Through Rate for the Class A-__ Certificates will be ______% per annum, and the initial Interest Accrual Period for the Class A-__ Certificates commences on the Closing Date and ends on _________ 14, 19___.


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                  (2) The Pass-Through Rate on the Class A-___ Certificates for
         any Distribution Date shall be equal to the lesser of (i) ______% per annum or (ii) the Weighted Average Net Asset Rate.

                  (3) The Pass-Through Rate on the Class B-__ Certificates for any Distribution Date shall be equal to the lesser of (i) _____% per annum or (ii) the Weighted Average Net Asset Rate.

                  (4) The Pass-Through Rate on the Class B-___ Certificates for any Distribution Date shall be equal to the lesser of (i) _______% per annum or (ii) the Weighted Average Net Asset Rate.

                  (5) The Class X Certificates shall have no Certificate Principal Balance and no Pass-Through Rate. The Class X Certificates will represent the right to receive, on each Distribution Date, the applicable Class X Strip Amount and any Class X Carryover Strip Amount.

                  (6) The Class R Certificates shall have no Certificate Principal Balance and no Pass-Through Rate, and shall represent the residual interest in both the Pooling REMIC and the Issuing REMIC. Following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 10(b) hereof, the Class R-1 and Class R-2 Certificates shall have no Certificate Principal Balances and no Pass-Through Rates and shall represent the residual interest in the Issuing REMIC and the Pooling REMIC, respectively.

                  (7) For purposes of Treasury Regulation ss.1.860G-1(a)(4), the latest possible maturity date of each Class of Certificates shall be the Final Scheduled Distribution Date.

SECTION 4.        DENOMINATIONS.

     The Book-Entry Certificates will be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates will be held by the Beneficial Owners through the book-entry facilities of the Clearing Agency, in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.

         The Class X Certificates and the Residual Certificates will be issued in certificated, fully registered form. The Class X Certificates and the Residual Certificates will be issued in minimum Percentage Interests equal to 10%.

SECTION 5.        DISTRIBUTIONS.

         (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate the Available Distribution to the various Subaccounts, and, where applicable, OAC, to the extent of the amount thereof remaining after application pursuant to clauses (1) through (4) of Section 4.03 of the Standard Terms, in the following manner and in the following order of priority:

                  (i) First, concurrently, to each Senior Subaccount, (A) first, its Priority Interest Amount for such Distribution Date, with the Available Distribution being allocated among the Senior Subaccounts PRO RATA based on their respective Priority Interest Amount, and (B) second, the related Carryover Interest Amount for such Distribution Date, if any, allocated first to pay all interest accrued and unpaid on overdue Priority Interest Amounts and then to pay such overdue Priority Interest Amounts, in each


                                     S - 13
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         case with the Available Distribution being allocated among the Senior
         Subaccounts PRO RATA based on their respective Carryover Interest Amounts;

                  (ii) Second, to the Class A-___ Subaccount, (A) first, the related Priority Interest Amount for such Distribution Date, and (B) second, any related Carryover Interest Amount for such Distribution Date, allocated first to pay all interest accrued and unpaid on overdue Priority Interest Amounts and then to pay such overdue Priority Interest Amounts;

                  (iii) Third, to the Class B-__ Subaccount, (A) first, the related Priority Interest Amount for such Distribution Date, and (B) second, any related Carryover Interest Amount for such Distribution Date, allocated first to pay all interest accrued and unpaid on overdue Priority Interest Amounts and then to pay such overdue Priority Interest Amounts;

                  (iv) Fourth, to the Class B-___ Subaccount, (A) first, the related Priority Interest Amount for such Distribution Date, and (B) second, any related Carryover Interest Amount for such Distribution Date, allocated first to pay all interest accrued and unpaid on overdue Priority Interest Amounts and then to pay such overdue Priority Interest Amounts;

                  (v) Fifth, concurrently, to each Senior Subaccount, the related Principal Distribution Shortfall Carryover Amount for the Senior Subaccounts, if any, for such Distribution Date, allocated among the Senior Subaccounts pro rata based on their respective Subaccount Principal Balances;

                  (vi) Sixth, to the Senior Subaccounts, (A) if the Class B Cross-over Date has not yet occurred or if the Class B Principal Distribution Tests are not met for such Distribution Date, the Principal Distribution Amount, or (B) if the Class B Cross-over Date has occurred and the Class B Principal Distribution Tests are met for such Distribution Date, the Class A Percentage of the Principal Distribution Amount, in either case allocated in the following sequential order:

                           (1) First, to the Class A-___ Subaccount in reduction
                  of the Subaccount Principal Balance of such Subaccount, until it has been reduced to zero;

                           (2) Second, to the Class A-___ Subaccount in
                  reduction of the Subaccount Principal Balance of such Subaccount, until it has been reduced to zero;

                           (3) Third, to the Class A-___ Subaccount in reduction
                  of the Subaccount Principal Balance of such Subaccount, until it has been reduced to zero;

                           (4) Fourth, to the Class A-___ Subaccount in
                  reduction of the Subaccount Principal Balance of such Subaccount, until it has been reduced to zero; and


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                           (5) Fifth, to the Class A-___ Subaccount in reduction
                  of the Subaccount Principal Balance of such Subaccount, until it has been reduced to zero;

                  PROVIDED, HOWEVER, that on any Distribution Date on which the Pool Scheduled Principal Balance is less than the aggregate Subaccount Principal Balance of the Senior Subaccounts immediately prior to such Distribution Date, the Principal Distribution Amount or applicable percentage thereof will be allocated among the Senior Subaccounts PRO RATA based upon their respective Subaccount Principal Balances;

                  (vii) Seventh, to the Class A-___ Subaccount, (A) first, any related Writedown Interest Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Amount for such Distribution Date;

                  (viii) Eighth, to the Class A-___ Subaccount, the related Principal Distribution Shortfall Carryover Amount for the Class A-___ Subaccount, if any, for such Distribution Date;

                  (ix) Ninth, to the Class A-___ Subaccount, (A) if the Class B Cross-over Date has not yet occurred or if the Class B Distribution Tests are not met for such Distribution Date, the Principal Distribution Amount, or (B) if the Class B Cross-over Date has occurred and the Class B Distribution Tests are met for such Distribution Date the Class A Percentage of the Principal Distribution Amount (in the case of (A) or (B), less the portion thereof, if any, distributable pursuant to clause (vi) above on such Distribution Date);

                  (x) Tenth, to the Class B-___ Subaccount, (A) first, any related Writedown Interest Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Amount for such Distribution Date;

                  (xi) Eleventh, to the Class B-___ Subaccount, the related Principal Distribution Shortfall Carryover Amount for the Class B-___ Subaccount, if any, for such Distribution Date;

                  (xii) Twelfth, to the Class B-___ Subaccount, (A) if the Class B Cross-over Date has occurred and the Class B Principal Distribution Tests are met for such Distribution Date, the Class B Percentage of the Principal Distribution Amount; or (B) if the Class A Principal Balance has been or is reduced to zero on or before such Distribution Date, the entire Principal Distribution Amount (in the case of (A) or (B), less the portion thereof, if any, distributable pursuant to clauses (vi) or
         (ix) above);

                  (xiii) Thirteenth, to the Class B-___ Subaccount, (A) first, any related Writedown Interest Amount for such Distribution Date, and
         (B) second, any related Carryover Writedown Interest Amount for such Distribution Date;



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                  (xiv) Fourteenth, to the Class B-___ Subaccount, the related
         Principal Distribution Shortfall Carryover Amount for the Class B-___ Subaccount, if any, for such Distribution Date;

                  (xv) Fifteenth, to the Class B-___ Subaccount, (A) if the Class B Cross-over Date has occurred, the Class B Principal Distribution Tests are met for such Distribution Date and the Class B-___ Subaccount Principal Balance has been or is reduced to zero on or before such Distribution Date, the Class B Percentage of the Principal Distribution Amount or (B) if the Class A Principal Balance has been or is reduced to zero on or before such Distribution Date and the Class B-___ Subaccount Principal Balance has been or is reduced to zero on or before such Distribution Date, the entire Principal Distribution Amount (in the case of (A) or (B), less the portion thereof, if any, distributable pursuant to clauses (vi), (ix) or (xii) above); PROVIDED, HOWEVER, if the Class A-___ Subaccount Principal Balance has not been reduced to zero on or prior to such Distribution Date, then amounts distributable pursuant to this clause (xv) shall be allocated solely to the Class A- ___ Subaccount to the extent that allocation of such amounts to the Class B-___ Subaccount would reduce the Class B-___ Subaccount Principal Balance below the Class B-___ Floor Amount;

                  (xvi) Sixteenth, to each Subaccount, (i) first, its Carryover Non-Priority Interest Amount for such Distribution Date and (ii) second, its Non-Priority Interest Amount for such Distribution Date, in each case with the Available Distribution being allocated among the Subaccounts pro rata based upon their respective Subaccount Principal Balances; provided, however, that the aggregate amount allocated pursuant to this clause (xvi) shall not exceed the amounts deposited to the Class A-___ Liquidity Account and the Class B-___ Liquidity Account pursuant to clause (xvi) of Section 5(b) hereof;

                  (xvii) Seventeenth, if OAC is the Servicer, to the Servicer in the following sequential order: (A) the Servicing Fee with respect to such Distribution Date; and (B) any Servicing Fees from previous Distribution Dates remaining unpaid;

                  (xviii) Eighteenth, to each Subaccount, (i) first, to the extent not allocated pursuant to clause (xvi) of this Section 5(a), its Carryover Non-Priority Interest Amount for such Distribution Date and
         (ii) second, to the extent not allocated pursuant to clause (xvi) of this Section 5(a), its Non-Priority Interest Amount for such Distribution Date, in each case with the Available Distribution being allocated among the Subaccounts pro rata based upon their respective Subaccount Balances; and

                  (xix) Nineteenth, any remainder to Holders of the Pooling REMIC Residual Interest.

         (b) On each Distribution Date, after all Subaccount allocations have been made as described in Section 5(a) above and Section 6 below, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw all amounts allocated to the various Subaccounts, and shall distribute such amounts in the following manner and in the following order of priority:

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                  (i) First, concurrently, to each Class of Senior Certificates,
         (A) first, its Interest Distribution Amount for such Distribution Date, with the Available Distribution being allocated among such Classes PRO RATA based on their respective Interest Distribution Amounts, and (B) second, the related Carryover Interest Amount, if any, for such Distribution Date allocated first to pay all interest accrued and unpaid on overdue Interest Distribution Amounts and then to pay such overdue Interest Distribution Amounts, in each case with the Available Distribution being allocated among the Classes of Senior Certificates PRO RATA based on their respective Carryover Interest Amounts;

                  (ii) Second, to the Class A-___ Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and
         (B) second, any related Carryover Interest Amount for such Distribution Date, allocated first to pay all interest accrued and unpaid on overdue Interest Distribution Amounts and then to pay such overdue Interest Distribution Amounts;

                  (iii) Third, to the Class B-___ Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and
         (B) second, any related Carryover Interest Amount for such Distribution Date, allocated first to pay all interest accrued and unpaid on overdue Interest Distribution Amounts and then to pay such overdue Interest Distribution Amounts;

                  (iv) Fourth, to the Class B-___ Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date and (B) second, any related Carryover Interest Amount for such Distribution Date, allocated first to pay all interest accrued and unpaid on overdue Interest Distribution Amounts and then to pay such overdue Interest Distribution Amounts;

                  (v) Fifth, concurrently, to each Class of Senior Certificates, the related Principal Distribution Shortfall Carryover Amount for the Senior Certificates, if any, for such Distribution Date, allocated among the Senior Certificates pro rata based on their respective Certificate Principal Balances;

                  (vi) Sixth, to the Senior Certificates, (A) if the Class B Cross-over Date has not yet occurred or if the Class B Principal Distribution Tests are not met for such Distribution Date, the Principal Distribution Amount, or (B) if the Class B Cross-over Date has occurred and the Class B Principal Distribution Tests are met for such Distribution Date, the Class A Percentage of the Principal Distribution Amount, in either case allocated in the following sequential order:

                           (1) First, to the Class A-___ Certificates in
                  reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero;

                           (2) Second, to the Class A-___ Certificates in
                  reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero;

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                           (3) Third, to the Class A-___ Certificates in
                  reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero;

                           (4) Fourth, to the Class A-___ Certificates in
                  reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero; and

                           (5) Fifth, to the Class A-___ Certificates in
                  reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero;

                  PROVIDED, HOWEVER, that on any Distribution Date on which the Pool Scheduled Principal Balance is less than the aggregate Certificate Principal Balance of the Senior Certificates, immediately prior to such Distribution Date, the Principal Distribution Amount or applicable percentage thereof will be allocated among the Senior Certificates PRO RATA based upon their respective Certificate Principal Balances;

                  (vii) Seventh, to the Class A-___ Certificates, (A) first, any related Writedown Interest Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Amount for such Distribution Date;

                  (viii) Eighth, to the Class A-___ Certificates, the related Principal Distribution Shortfall Carryover Amount for the Class A-___ Certificates, if any, for such Distribution Date;

                  (ix) Ninth, to the Class A-___ Certificates, (A) if the Class B Cross-over Date has not yet occurred or if the Class B Distribution Tests are not met for such Distribution Date, the Principal Distribution Amount, or (B) if the Class B Cross-over Date has occurred and the Class B Distribution Tests are met for such Distribution Date, the Class A Percentage of the Principal Distribution Amount (in the case of (A) or (B), less the portion thereof, if any, distributable pursuant to clause (vi) on such Distribution Date);

                  (x) Tenth, to the Class B-___ Certificates, (A) first, any related Writedown Interest Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Amount for such Distribution Date;

                  (xi) Eleventh, to the Class B-___ Certificates, the related Principal Distribution Shortfall Carryover Amount for the Class B-___ Certificates, if any, for such Distribution Date;

                  (xii) Twelfth, to the Class B-___ Certificates, (A) if the Class B Cross-over Date has occurred and the Class B Principal Distribution Tests are met for such Distribution Date, the Class B Percentage of the Principal Distribution Amount; or (B) if the Class A Principal Balance has been or is reduced to zero on or before such Distribution Date, the entire Principal Distribution Amount (in the case of (A) or (B), less

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



         the portion thereof, if any, distributable pursuant to clauses (vi) or
         (ix) above on such Distribution Date);

                  (xiii) Thirteenth, to the Class B-___ Certificates, (A) first, any related Writedown Interest Amount for such Distribution Date, and
         (B) second, any related Carryover Writedown Interest Amount for such Distribution Date;

                  (xiv) Fourteenth, to the Class B-___ Certificates, the related Principal Distribution Shortfall Carryover Amount for the Class B-___ Certificates, if any, for such Distribution Date;

                  (xv) Fifteenth, to the Class B-___ Certificates, (A) if the Class B Cross-over Date has occurred, the Class B Principal Distribution Tests are met for such Distribution Date and the Class B-___ Principal Balance has been or is reduced to zero on or before such Distribution Date, the Class B Percentage of the Principal Distribution Amount or (B) if the Class A Principal Balance has been or is reduced to zero on or before such Distribution Date and the Class B-___ Principal Balance has been or is reduced to zero on or before such Distribution Date, the entire Principal Distribution Amount (in the case of (A) or (B), less the portion thereof, if any, distributable pursuant to clauses (vi), (ix) or (xii) above); PROVIDED, HOWEVER, if the Class A-___ Certificate Principal Balance has not been reduced to zero on or prior to such Distribution Date, then amounts distributable pursuant to this clause (xv) shall be allocated solely to the Class A-___ Certificates to the extent that allocation of such amounts to the Class B-___ Certificates would reduce the Class B-___ Certificate Principal Balance below the Class B-___ Floor Amount;

                  (xvi) Sixteenth, to the Class A-___ Liquidity Account and the Class B-__ Liquidity Account in the following sequential order:

                          (1) to the Class A-___ Liquidity Account until the
                  amount on deposit therein equals the Class A-___ Liquidity Account Required Amount; and

                          (2) to the Class B-___ Liquidity Account until the
                  amount on deposit therein equals the Class B-___ Liquidity Account Required Amount;

                  (xvii) Seventeenth, to the Guarantor, to the extent of any unreimbursed Limited Guarantee Payment Amounts;

                  (xviii) Eighteenth, to the Class X Certificates in the following sequential order:

                          (A)       the current Class X Strip Amount; and

                          (B)       any Class X Carryover Strip Amount; and

                  (xix) Finally, any remainder to the holders of the Issuing REMIC Residual Interest.

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         (c) All distributions or allocations made with respect to each Class on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates of such Class based on their respective Percentage Interests. So long as the Book-Entry Certificates are registered in the name of a Clearing Agency or its nominee, the Trustee shall make all distributions or allocations on such Certificates by wire transfers of immediately available funds to the Clearing Agency or its nominee. In the case of Certificates issued in fully-registered, certificated form, payment shall be made either (i) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (ii) by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Holder is (A) with respect to any Class A or Class B Certificates issued after the Closing Date in certificated, fully-registered form, the registered owner of Class A or Class B Certificates with an aggregate initial Certificate Principal Balance of at least $1,000,000, and (B) with respect to the Residual
Certificates or Class X Certificates, the registered owner of the Residual Certificates or Class X Certificates evidencing an aggregate Percentage Interest of at least 50%. The Trustee may charge any Holder its standard wire transfer fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Trustee set forth in the notice of such final distribution sent by the Trustee to all Certificateholders pursuant to Section 9.01 of the Standard
Terms.

         (d) (1) Any amounts remaining in the Distribution Account on any Distribution Date after all allocations and distributions required to be made by this Pooling and Servicing Agreement have been made, and any amounts remaining in the Pooling REMIC after payment in full of all of the Regular Interests therein and any administrative expenses associated with the Trust, will be distributed to the Holders of the Pooling REMIC Residual Interest.

         (2) Any amounts remaining in the Subaccounts on any Distribution Date after all distributions required to be made by this Pooling and Servicing Agreement have been made, and any amounts remaining in the Issuing REMIC after payment in full of the Regular Interests therein and any administrative expenses associated with the Trust, will be distributed to the Holders of the Issuing REMIC Residual Interest.

SECTION 6. CLASS A-___ LIQUIDITY ACCOUNT, CLASS B-___ LIQUIDITY ACCOUNT AND LIMITED GUARANTEE.

         (a)(1) A Class A-___ Liquidity Account is hereby established as part of the Trust Estate. The Class A-___ Liquidity Account shall be an asset of the Issuing REMIC. The Trustee shall hold the Class A-___ Liquidity Account and maintain its status at all times as an Eligible Account. The account for the Class A-___ Liquidity Account shall be in the name of the Trustee, or shall be designated in a manner that reflects that all funds in such account are held in trust for the benefit of the Trustee. The Trustee shall invest all amounts on deposit in the

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Class A-___ Liquidity Account in Eligible Investments as directed in writing by the holders of a majority in interest (by Percentage Interest) of the Issuing REMIC Residual Interest. All net income and gain if any, from such investments shall become funds available in the Class A-___ Liquidity Account. All loss, if any, from such investments shall become a charge to the Class A-___ Liquidity Account.

         (2) On each Distribution Date, after the amounts allocated to the various Subaccounts have been allocated in accordance with Section 5(b) hereof, the Trustee shall, in accordance with the related Remittance Report, withdraw from the Class A-___ Liquidity Account the amount of the Class A-___ Liquidity Account Draw Amount, if any, for such Distribution Date. Such Class A-___ Liquidity Account Draw Amount, if any, will be applied on the Class A-___ Certificates in accordance with clauses (ii) and (vii) under Section 5(b) hereof (in that order).


         (3) If, after the disbursement of the related Class A-___ Liquidity Account Draw Amount, if any, in accordance with Section 6(a)(2) above on any Distribution Date other than the final Distribution Date, the amount on deposit in the Class A-___ Liquidity Account exceeds the Class A-___ Liquidity Account Required Amount, the amount of such excess shall be withdrawn and distributed first to the Class B-___ Liquidity Account, until the amount on deposit therein equals the Class B-___ Liquidity Account Required Amount, second, to Oakwood Homes to the extent of any unreimbursed Limited Guarantee Payment Amounts, third, to the holders of the Class X Certificates in reduction of any unpaid Class X Strip Amounts (such amounts to be distributed first in reduction of the Class X Strip Amount for such Distribution Date, to the extent not previously distributed, and next in reduction of any Class X Carryover Strip Amount for such Distribution Date, to the extent not previously distributed), and then to the holders of the Issuing REMIC Residual Interest.

         (4) On the final Distribution Date, after the disbursement of the Class A-___ Liquidity Account Draw Amount, if any, in accordance with Section 6(a)(2) above, the amount, if any, on deposit in the Class A-___ Liquidity Account will be withdrawn by the Trustee and distributed in the following order of priority:
(i) first, in reduction of any remaining Certificate Principal Balance of the Class A-___ Certificates to zero; (ii) next, in reduction of any remaining Certificate Principal Balance of the Class B-___ Certificates to zero; (iii) next, to the Class B- ___ Certificates in reduction of any remaining Certificate Principal Balance of the Class B-___ Certificates to zero; (iv) next, to Oakwood Homes to the extent of any unreimbursed Limited Guarantee Payment Amounts; (v) next, to the holders of the Class X Certificates in reduction of any unpaid Class X Strip Amounts (such amounts to be distributed first in reduction of the Class X Strip Amount for such Distribution Date, to the extent not previously distributed, and next in reduction of any Class X Carryover Strip Amount for such Distribution Date, to the extent not previously distributed); and (vi) finally, to the holders of the Issuing REMIC Residual Interest, whereupon the Class A-___ Liquidity Account shall be terminated.

         (b)(1) The Class B-___ Liquidity Account is hereby established as part of the Trust Estate. The Class B-___ Liquidity Account shall be an asset of the Issuing REMIC. The Trustee shall hold the Class B-___ Liquidity Account and maintain its status at all times as an

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



Eligible Account. The account for the Class B-___ Liquidity Account shall be in the name of the Trustee, or shall be designated in a manner that reflects that all funds in such accounts are held in trust for the benefit of the Trustee. The Trustee shall invest all amounts on deposit in the Class B-___ Liquidity Account in Eligible Investments as directed in writing by the holders of a majority in interest (by Percentage Interest) of the Issuing REMIC Residual Interest. All net income and gain, if any, from such investments shall become funds available in the Class B-___ Liquidity Account. All loss, if any, from such investments shall become a charge to the Class B-___ Liquidity Account.

         (2) On each Distribution Date, after the amounts allocated to the various Subaccounts have been allocated in accordance with Section 5(b) hereof, the Trustee shall, in accordance with the related Remittance Report, withdraw from the Class B-___ Liquidity Account the amount of the Class B-___ Liquidity Account Draw Amount, if any, for such Distribution Date. Such Class B-___ Liquidity Account Draw Amount, if any, will be applied on the Class B-___ Certificates in accordance with clauses (iii) and (x) under Section 5(b) hereof (and in that order).

         (3) If, after the disbursement of the related Class B-___ Liquidity Account Draw Amount in accordance with Sections 6(b)(2) above on any Distribution Date other than the final Distribution Date, the amount on deposit in the Class B-___ Liquidity Account exceeds the Class B-___ Liquidity Account Required Amount, the amount of such excess shall be withdrawn and distributed first, to Oakwood Homes to the extent of any unreimbursed Limited Guarantee Payment Amounts, next to the holders of the Class X Certificates in reduction of any unpaid Class X Strip Amounts (such amounts to be distributed first in reduction of the Class X Strip Amount for such Distribution Date, to the extent not previously distributed, and next in reduction of any Class X Carryover Strip Amount for such Distribution Date, to the extent not previously distributed), and then to the holders of the Issuing REMIC Residual Interest.

         (4) On the final Distribution Date, after the disbursement of the Class B-___ Liquidity Account Draw Amount in accordance with Sections 6(b)(2) above, the amount, if any, on deposit in the Class B-___ Liquidity Account will be withdrawn by the Trustee and distributed in the following order of priority: (i) first, in reduction of any remaining Certificate Principal Balance of the Class B-___ Certificates to zero; (ii) next, in reduction of any remaining Certificate Principal Balance of the Class B-___ Certificates to zero, (iii) next, to Oakwood Homes to the extent of any unreimbursed Limited Guarantee Payment Amounts, (iv) next, to the holders of the Class X Certificates in reduction of any unpaid Class X Strip Amounts (such amounts to be distributed first in reduction of the Class X Strip Amount for such Distribution Date, to the extent not previously distributed, and next in reduction of any Class X Carryover Strip Amount for such Distribution Date, to the extent not previously distributed); and (v) finally, to the holders of the Issuing REMIC Residual Interest, whereupon the Class B-___ Liquidity Account shall be terminated.

         (c) The Trustee is the beneficiary of the Limited Guarantee. No later than 1:00 p.m. New York City time on each Remittance Date, after taking into account the amounts allocated to the various Subaccounts in accordance with
Section 5(b) hereof, the Trustee shall, in accordance with the related Remittance Report and in accordance with the terms of the Limited

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



Guarantee, notify the Guarantor of any Limited Guarantee Payment Amount payable under the Limited Guarantee on the related Distribution Date. In addition, the Servicer shall notify the Guarantor as soon as practical (but no later than the related Remittance Date) after determining that a Limited Guarantee Payment Amount shall be payable under the Limited Guarantee on the related Distribution Date. Under the Limited Guarantee, upon receipt of notice as described above, the Guarantor shall be required to deliver the Limited Guarantee Payment Amount, if any, on or prior to the Remittance Date for the related Distribution Date. Such Limited Guarantee Payment Amount received by the Trustee shall be paid to the Holders of the Class B-___ Certificates on such Distribution Date (or such later date, if such amounts are received subsequent to such Distribution Date). In no event shall the Limited Guarantee Payment Amount be distributed on any Class of Certificates other than the Class B-___ Certificates and any such amounts received by the Trustee which are not distributable to the Class B-___ Certificates shall be returned by the Trustee to the Guarantor. The Trustee shall promptly notify the Rating Agencies in the event a Limited Guarantee Payment Amount, if any, is not received in a timely manner with respect to a Distribution Date. Any Limited Guarantee Payment Amounts made by the Guarantor to the Trustee shall be made in cash and shall be considered to be payments made to the Issuing REMIC in the nature of a guarantee within the meaning of Code
Section 860G(d)(2)(B).

SECTION 7.        ALLOCATION OF WRITEDOWN AMOUNTS.

         On each Distribution Date, after all required distributions have been made on the Certificates pursuant to Sections 5 and 6 above, the Writedown Amount, if any, shall be allocated on such Distribution Date in the following manner and in the following order of priority:

                  (a) First, to the Class B-___ Certificates and to the Class B-___ Subaccount, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class and the Adjusted Subaccount Principal Balance of such Subaccount, respectively, until the Adjusted Certificate Principal Balance has been reduced to zero;

                  (b) Second, to the Class B-___ Certificates and to the Class B-___ Subaccount, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class and the Adjusted Subaccount Principal Balance of such Subaccount, respectively, until the Adjusted Certificate Principal Balance has been reduced to zero; and

                  (c) Finally, to the Class A-___ Certificates and to the Class A-___ Subaccount, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class and the Adjusted Subaccount Principal Balance of such Subaccount, respectively, until the Adjusted Certificate Principal Balance has been reduced to zero.



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SECTION 8.        REMITTANCE REPORTS.

         (a) The Remittance Report for each Distribution Date shall identify the following items, in addition to the items specified in Section 4.01 of the Standard Terms:

                  (1) the Interest Distribution Amount for each Class of the Certificates for such Distribution Date (which shall equal the Priority Interest Amount for the Corresponding Subaccount) and the Carryover Interest Amount, as well as any Writedown Interest Amount and any Carryover Writedown Interest Amount, for each Class of the Certificates for such Distribution Date, and the amount of interest of each such category to be distributed on each such Class based upon the Available Distribution for such Distribution Date;

                  (2) the amount to be distributed on such Distribution Date on each Class of the Certificates to be applied to reduce the Certificate Principal Balance of such Class (which will be equal to the amount to be allocated on such Distribution Date on the Corresponding Subaccount to be applied to reduce the Subaccount Principal Balance of such Subaccount), separately identifying any portion of such amount attributable to any prepayments, and the amount to be distributed to reduce the Principal Distribution Shortfall Carryover Amount on each such Class based upon the Available Distribution for such Distribution Date;

                  (3) the aggregate amount, if any, to be distributed on the Residual Certificates;

                  (4) the amount of any Writedown Amounts to be allocated to reduce the Certificate Principal Balance of any Class of Subordinated Certificates (which will be equal to the amount of any Writedown Amount to be allocated to the Corresponding Subaccount) on such Distribution Date;

                  (5) (a) the Class A-___ Liquidity Account Required Amount and the Class B- ___ Liquidity Account Required Amount both immediately before and after the Distribution Date, (b) the amount of any Class A-___ Liquidity Account Draw Amount and any Class B-___ Liquidity Account Draw Amount for such Distribution Date, (c) the amount to be deposited into the Class A-___ Liquidity Account and the Class B-___ Liquidity Account pursuant to clause (xvi) under Section 5(b) above, and (d) the amount on deposit in the Class A-___ Liquidity Account and the Class B-___ Liquidity Account both immediately before and immediately after the Distribution Date;

                  (6) the amount of the Limited Guarantee Payment Amount, if any, for such Distribution Date and the aggregate amount of any unpaid Limited Guarantee Payment Amounts for any previous Distribution Dates;

                  (7) the Certificate Principal Balance of each Class of the Certificates (which will be equal to the Subaccount Principal Balance of the Corresponding Subaccount) and the Adjusted Certificate Principal Balance of each Class of the Offered Subordinated


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         Certificates (which will be equal to the Adjusted Subaccount Principal
         Balance of the Corresponding Subaccount) after giving effect to the distributions to be made (and any Writedown Amounts to be allocated) on such Distribution Date;

                  (8) the aggregate Interest Distribution Amount remaining unpaid, if any, and the aggregate Carryover Interest Amount remaining unpaid, if any, for each Class of Certificates (which will be equal to the Priority Interest Amount and Carryover Interest Amount remaining unpaid on the Corresponding Subaccount), after giving effect to all distributions to be made on such Distribution Date;

                  (9) the aggregate Writedown Interest Amount remaining unpaid, if any, and the aggregate Carryover Writedown Interest Amount remaining unpaid, if any, for each Class of Certificates (which will be equal to such amounts remaining unpaid on the Corresponding Subaccount), after giving effect to all distributions to be made on such Distribution Date; and

                  (10) the aggregate Principal Distribution Shortfall Carryover Amount remaining unpaid, if any, for each Class of Certificates, after giving effect to the distributions to be made on such Distribution Date.

         In the case of information furnished pursuant to clauses (1), (2) and
(3) above, the amounts shall be expressed, with respect to any Class A or Class B Certificate, as a dollar amount per $1,000 denomination.

         (b) In addition to mailing a copy of the related Remittance Report to each Certificateholder on each Distribution Date in accordance with Section 4.01 of the Standard Terms, on each Distribution Date, the Trustee shall mail a copy of the related Remittance Report to each Underwriter (to the attention of the person, if any, reported to the Trustee by the applicable Underwriter), to the Seller and to THE BLOOMBERG (to the address and to the person, if any specified to the Trustee by ______________________________________). The Trustee shall not be obligated to mail any Remittance Report to THE BLOOMBERG unless and until _____________ _______________________ shall have notified the Trustee in writing of the name and address to which such reports are to be mailed, which notice, once delivered, will be effective for all Distribution Dates after the date such notice is received by the Trustee unless and until superseded by a subsequent notice.

SECTION 9.  LIMITED RIGHT OF SERVICER TO RETAIN SERVICING FEES FROM COLLECTIONS.

         The Servicer may retain its Servicing Fee and any other servicing compensation provided for herein and in the Standard Terms from gross interest collections on the Assets prior to depositing such collections into the Certificate Account; PROVIDED, HOWEVER, that OAC as Servicer may only so retain its Servicing Fee in respect of a Distribution Date from gross interest collections on the Assets to the extent that the amounts on deposit in the Certificate Account and attributable to the Available Distribution for such Distribution Date exceed the sum


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of all amounts to be allocated and distributed on such Distribution Date pursuant to clauses (i) through (xvi) under Section 5(b) hereof.

SECTION 10.       REMIC Administration.

         (a) For purposes of the REMIC Provisions, all of the Certificates (except the Residual Certificates) will be designated as the "regular interests" in the Issuing REMIC, the ________ Subaccounts will be designated as the "regular interests" in the Pooling REMIC, the Class R Certificates will be designated as the "residual interest" in each of the Issuing REMIC and the Pooling REMIC and, following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 10(b) below, the Class R-1 Certificates will be designated as the "residual interest" in the Issuing REMIC and the Class R-2 Certificates will be designated as the "residual interest" in the Pooling REMIC.

         (b) Upon the request of any registered Holder of a Class R Certificate, the Trustee shall issue to such Holder two separately transferable, certificated and fully registered Certificates (a Class R-1 Certificate and a Class R-2 Certificate), in substantially the forms of Exhibit R-1 and Exhibit R-2 attached hereto. In the event that the Class R Certificates are exchanged for separately transferrable Class R-1 and Class R-2 Certificates: (1) the Class R-1 Certificates will be designated as the residual interest in the Issuing REMIC,
(2) the Class R-2 Certificates will be designated as the residual interest in the Pooling REMIC, (3) the Holders of a majority of the Percentage Interest in the Class R-1 Certificates together with the Holders of a majority of the Percentage Interest in the Class R-2 Certificates will have the option to make a Terminating Purchase given to the Holders of a majority of the Percentage Interest in the Residual Certificates pursuant to Section 9.01 of the Standard Terms, and (4) the restrictions on the transfer of a Residual Certificate provided in the Standard Terms will apply to both the Class R-1 and the Class R-2 Certificates.

SECTION 11.       AUCTION CALL.

         (a) If neither the Servicer nor the Residual Majority exercises its optional termination right as described in Section 9.01 of the Standard Terms within 90 days after it first becomes entitled to do so, the Trustee shall use commercially reasonable efforts to solicit bids for the purchase of all Assets, REO Properties and Repo Properties remaining in the Trust from no fewer than two prospective purchasers that it believes to be Qualified Bidders. If OAC is then the Servicer of the Assets, the solicitation of bids shall be conditioned upon the continuation of OAC as the servicer of the Assets on terms and conditions substantially similar to those in the Pooling and Servicing Agreement, except that it shall not be required to pay compensating interest or make Advances.

         (b) If the Trustee receives bids from at least two Qualified Bidders and the net proceeds of the highest bid are equal to or greater than the Termination Price, the Trustee shall promptly advise the Servicer of the highest bid and the terms of purchase, and the Servicer shall have three Business Days, at its option, to match the terms of such bid. The Trustee shall thereafter sell the Assets, REO Properties and Repo Properties either (i) to the Servicer, if it


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shall so elect, or (ii) to the highest bidder, and in either case the Trustee shall distribute the net proceeds of such sale in redemption of the Certificates in compliance with Article IX of the Standard Terms and Section 5 hereof. Any such sale must also comply with the requirements applicable to a Terminating Purchase set forth in Section 9.02 of the Standard Terms.

         (c) Any costs incurred by the Trustee in connection with such sale (including without limitation any legal opinions or consents required by Section
9.02 of the Standard Terms) shall be deducted from the bid price of the Assets, REO Properties and Repo Properties in determining the net proceeds therefrom.

         (d) If the Trustee does not obtain bids from at least two Qualified Bidders, or does not receive a bid such that the net proceeds therefrom would at least equal the Termination Price, it shall not sell the Assets, REO Properties and Repo Properties, and shall thereafter have no obligation to attempt to sell same.

         (e) The Servicer shall cooperate with and provide necessary information to the Trustee in connection with any auction sale as described herein.

SECTION 12.       VOTING RIGHTS.

         The Voting Rights applicable to the Certificates shall be allocated 0.5% to the Class R Certificates, 0.5% to the Class X Certificates and 99% to the other Certificates in proportion with their respective Certificate Principal Balance.

SECTION 13.       GOVERNING LAW.

         The Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina applicable to agreements made and to be performed therein. The parties hereto agree to submit to the personal jurisdiction of all federal and state courts sitting in the State of North Carolina and hereby irrevocably waive any objection to such jurisdiction. In addition, the parties hereto hereby irrevocably waive any objection that they may have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any federal or state court sitting in the State of North Carolina, and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 14.       FORMS OF CERTIFICATES.

         Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of Certificates shall be in substantially the related form attached hereto, as set forth in the Index to Schedules and Exhibits attached hereto.


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SECTION 15.       COUNTERPARTS.

         This Pooling and Servicing Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 16.       ENTIRE AGREEMENT.

         This Pooling and Servicing Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.


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         IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.


                                DEUTSCHE FINANCIAL CAPITAL
                                SECURITIZATION LLC





                                BY:  DEUTSCHE FINANCIAL CAPITAL I
                                       CORP., as manager



                                By:

                                Name: Douglas R. Muir

                                Title: Treasurer, Assistant Secretary and Vice President



                                OAKWOOD ACCEPTANCE CORPORATION


                                By:

                                Name: Douglas R. Muir

                                Title: Vice President


                                [                                     ],
                                        AS TRUSTEE


                                By:

                                Name:

                                Title:


                                     S - 29
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STATE OF NORTH CAROLINA                              )
                                                     )   s.
COUNTY OF GUILFORD                                   )


         The foregoing instrument was acknowledged before me in the County of Guilford this ____ day of _____________, 19_____ by Douglas R. Muir, Treasurer, Assistant Secretary and Vice President of Deutsche Financial Capital I
Corp., a North Carolina corporation, on behalf of the corporation, in its capacity as Manager of Deutsche Financial Capital Securitization LLC.



                                -----------------------------------
                                            Notary Public

My Commission expires:  ___________, ____




STATE OF NORTH CAROLINA                              )
                                                     )   s.
COUNTY OF GUILFORD                                   )


         The foregoing instrument was acknowledged before me in the County of Guilford this ____ day of ____________, 19____ by Douglas R. Muir, Vice President of Oakwood Acceptance Corporation, a North Carolina corporation, on behalf of the corporation.



                                   -----------------------------------
                                               Notary Public

My Commission expires:  ___________, ____






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STATE OF ____________________                                 )
                                                              )   s.
CITY OF ____________                                          )


         The foregoing instrument was acknowledged before me in the City of ____________, this ____ day of ________, 19__, by , of
______________________________, a national banking association, on behalf of the association.

                                  -----------------------------------
                                              Notary Public

My Commission expires:  _____________, ____


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                         INDEX TO SCHEDULES AND EXHIBITS


SCHEDULE IA                Contract Schedule
SCHEDULE IB                Mortgage Loan Schedule
EXHIBIT A-1                Form of Class A-___ Certificate
EXHIBIT A-2                Form of Class A-___ Certificate
EXHIBIT A-3                Form of Class A-___ Certificate
EXHIBIT A-4                Form of Class A-___ Certificate
EXHIBIT A-5                Form of Class A-___ Certificate
EXHIBIT A-6                Form of Class A-___ Certificate
EXHIBIT B-1                Form of Class B-___ Certificate
EXHIBIT B-2                Form of Class B-___ Certificate
EXHIBIT X                  Form of Class X Certificate
EXHIBIT R                  Form of Class R Certificate


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